COMMUNITY BANCORP, INC.
                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              April 8, 1997
             ________________________________________________

NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of Community Bancorp, Inc. ("Corporation") will be held at the Main Office of the Corporation, 17 Pope Street, Hudson, Massachusetts, on Tuesday, April 8, 1997 at 10 o'clock a.m., for the purpose of considering and voting upon the following matters:

   1. To fix the number of Directors who shall constitute the full Board of Directors at eleven.

   2. To elect as Directors the four individuals listed as nominees in the Proxy Statement accompanying this notice of meeting, who, together with the seven Directors whose terms of office do not expire at this meeting, will constitute the full Board of Directors.

   3. To amend the Articles of Organization of the Corporation to increase the authorized common stock, par value $2.50, of the Corporation from 4,000,000 to 12,000,000 shares.

   4. Such other matters as may properly be brought before the meeting and any adjournment thereof.

The record date and hour for determining shareholders entitled to notice of, and to vote at, the meeting, has been fixed at 5 o'clock p.m., March 3, 1997.


                                   By Order of the Board of Directors,

                                   /s/ Donald R. Hughes, Jr.
                                   ----------------------------
                                   Donald R. Hughes, Jr., Clerk


March 19, 1997


PLEASE SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

===============================================================================

                         COMMUNITY BANCORP, INC.
                             PROXY STATEMENT
                     ANNUAL MEETING OF SHAREHOLDERS
                              April 8, 1997

The following information is furnished in connection with the solicitation of proxies by the management of Community Bancorp, Inc. ("Corporation"), whose principal executive office is located at 17 Pope Street, Hudson, Massachusetts, (Telephone: 508-568-8321), for use at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 8, 1997.

As of March 3, 1996, 2,935,012 shares of common stock of the Corporation were outstanding and entitled to be voted.

The record date and hour for determining shareholders entitled to vote has been fixed at 5 o'clock p.m., March 3, 1997. Only shareholders of record at such time will be entitled to notice of, and to vote at, the meeting. Shareholders are urged to sign the enclosed form of proxy solicited on behalf of the management of the Corporation and return it at once in the envelope enclosed for that purpose. The proxy does not affect the right to vote in person at the meeting and may be revoked prior to its exercise. Proxies will be voted in accordance with the shareholder's directions.

If no directions are given, proxies will be voted to fix the number of Directors of the Corporation at eleven; to elect Alfred A. Cardoza, Argeo R. Cellucci, Antonio Frias and Dennis F. Murphy, Jr. to the Board of Directors of the Corporation to serve until the Annual Meeting of Shareholders in the year 2000 and until their successors are duly elected and qualified; and to increase the authorized common stock of the Corporation from 4,000,000 shares of common stock, par value $2.50, to 12,000,000 shares of common stock, par value $2.50 per share.

The financial statements of the Corporation for 1996 have been mailed to the shareholders with the mailing of this Notice and Proxy Statement.

The cost of the solicitation of proxies is being paid by the Corporation. The Proxy Statement will be mailed to shareholders of the Corporation on or about March 19, 1996.

                    Determination of Number of Directors
                         and Election of Directors
                    ------------------------------------

The persons named as proxies intend to vote to fix the number of Directors for the ensuing year at eleven and vote for the election of the persons named below as Nominees for Election at This Meeting as Directors, each to hold office until the annual meeting held in the year indicated in the column designated "Term of Office." If any nominee should not be available for election at the time of the meeting, the persons named as proxies may vote for another person in their discretion or may vote to fix the number of Directors at less than eleven. The management does not anticipate that any nominee will become unavailable.

The by-laws of the Corporation provide in substance that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the term of office of one class shall expire and a successor class be elected at each annual meeting of the shareholders.

The present number of Directors is eleven. It is proposed by the Board that at the meeting the number of Directors who shall constitute the full Board of Directors until the next annual meeting be fixed at eleven and that the four nominees listed below be elected to serve until the date indicated opposite their names. All of the nominees are currently Directors.

Opposite the name of each nominee and each continuing Director in the following table is shown: (1) the number of shares of stock of the Corporation owned beneficially by each such person; (2) for those persons serving as Directors of the Corporation, the date on which such person's term of office as Director began; (3) the term of office for which such person will serve; and (4) such person's current principal occupation or employment.

                Nominees For Election at This Meeting
                -------------------------------------

                                       Has Served
                                       on Board of
                         Shares of     Directors
                         Stock Owned   of the
                         Beneficially  Corporation
                         as of         or Its        Term
                         March 1,      Predecessor   of      Principal
         Name            1997 (1)      Since         Office  Occupation
         ----            ------------  ------------  ------  ----------
Alfred A. Cardoza           22,486        1971        2000   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             Retired.

Argeo R. Cellucci            6,728        1968        2000   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             President,
                                                             Cellucci
                                                             Hudson Corp.

Antonio Frias               19,858        1985        2000   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             President and
                                                             Treasurer, S &
                                                             F Concrete
                                                             Contractors, Inc.

Dennis F. Murphy, Jr.      446,272        1984        2000   Chairman of
                                                             the Board of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             President and
                                                             Treasurer,
                                                             D. Francis
                                                             Murphy Insurance
                                                             Agency, Inc.


                        Directors Continuing in Office
                        ------------------------------

                                       Has Served
                                       on Board of
                         Shares of     Directors
                         Stock Owned   of the
                         Beneficially  Corporation
                         as of         or Its        Term
                         March 1,      Predecessor   of      Principal
      Name               1997 (1)      Since         Office  Occupation
      ----               ------------  ------------  ------  ----------


I. George Gould            127,468        1962        1999   Director of
      (2)                                                    Corporation
                                                             and Hudson
                                                             National Bank;
                                                             Chairman,
                                                             Gould's, Inc.

Horst Huehmer               22,632        1980        1998   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             Retired.

Donald R. Hughes, Jr.       97,822        1995        1998   Director of
      (2)                                                    Corporation
                                                             and Hudson
                                                             National Bank;
                                                             Treasurer &
                                                             Clerk of the
                                                             Corporation;
                                                             Executive Vice
                                                             President &
                                                             Cashier of
                                                             Hudson
                                                             National Bank.

James A. Langway           156,899        1976        1999   Director of
      (2)                                                    Corporation
                                                             and Hudson
                                                             National Bank;
                                                             President and
                                                             CEO of the
                                                             Corporation;
                                                             President &
                                                             CEO of Hudson
                                                             National Bank.

David L. Parker             28,714        1986        1999   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             Chairman,
                                                             Larkin Lumber
                                                             Co.

Mark Poplin                152,764        1967        1998   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             President and
                                                             Treasurer,
                                                             Poplin Supply
                                                             Co.;
                                                             Secretary,
                                                             Poplin
                                                             Furniture Co.

David W. Webster            64,177        1995        1998   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             President,
                                                             Knight Fuel
                                                             Co., Inc.

Notes:

     1. Beneficial ownership of stock for the purpose of this statement includes securities owned by the spouse and minor children and any relative with the same address. Certain Directors may disclaim beneficial ownership of certain of the shares listed beside their names.

     2. Includes 65,822 shares held by CBI ESOP as to which Messrs. Gould, Hughes and Langway are co-trustees.


The affirmative vote of the holders of a majority of the common stock of the Corporation present or represented and voting at the meeting is required to fix the number of Directors. The affirmative vote of a plurality of the votes cast by shareholders is required to elect Directors.


                      Proposed Increase in Authorized
                      Number of Shares of Common Stock
                      --------------------------------

The Board of Directors has unanimously adopted a resolution that, subject to shareholder approval, the Corporation amend its Articles of Organization to increase the number of authorized shares of the Corporation's common stock, par value $2.50 per share, from 4,000,000 shares to 12,000,000 shares, and that the appropriate officers of the Corporation file with the Massachusetts Secretary of State an amendment to the Corporation's Articles of Organization to effect the foregoing.

There are no authorized but unissued shares of the Corporation reserved for issuance for any particular purpose. The Board of Directors has authority to cause authorized by unissued shares to be issued for any proper corporate purpose without further action by shareholders.

The rights of the Corporation's additional 8,000,000 shares of common stock, par value $2.50, will be the same as the presently outstanding shares of common stock.

The affirmative vote of the holders of a majority of the shares of common stock of the Corporation outstanding and entitled to vote at the meeting is required for approval of the proposal that the common stock, par value $2.50 per share, of the Corporation, be increased from 4,000,000 to 12,000,000 shares and that the appropriate officers of the Corporation file an amendment to the Corporation's Articles of Organization to effect the foregoing.

If the necessary affirmative votes are received, the Corporation proposes to make the recommended amendment to its Articles of Organization effective at the close of business on April 8, 1997, by filing Articles of Amendment in the Office of the Secretary of the Commonwealth of Massachusetts stating that the amendment shall become effective at that time. Upon the filing of the Articles of Amendment, all shareholders of the Corporation will be bound by the amendment, whether or not they have voted in favor thereof.

The Board of Directors recommends a vote FOR the increase of the number of authorized shares of the Corporation's common stock, and unless otherwise directed, proxies will be voted in favor of such increase.


                               Other Matters
                               -------------

The management knows of no business which will be presented for consideration at the meeting other than that set forth in this Proxy Statement. However, if any such business comes before the meeting, the persons named as proxies will vote thereon according to their best judgment.


                                    By order of the Board of Directors


                                    /s/ James A. Langway
                                    --------------------
                                    James A. Langway
                                    President


Hudson, Massachusetts
March 19, 1997

===============================================================================

                         COMMUNITY BANCORP, INC.
                PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                              APRIL 8, 1997

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Community Bancorp, Inc. ("Corporation") hereby nominates, constitutes and appoints I. George Gould, David Parker and Mark Poplin, and each of them (with full power to act alone), true and lawful attorneys, agents and proxies, with power of substitution to each, to attend the Annual Meeting of the Shareholders of said Corporation to be held at the Main Office of the Corporation at 17 Pope Street, Hudson, Massachusetts on Tuesday, April 8, 1997 at 10 o'clock a.m., and any adjournments thereof, and thereat to vote or otherwise act in respect of all the shares of capital stock of said Corporation that the undersigned shall be entitled to vote, with all powers the undersigned would posses if personally present, upon the following matters:


1.   To fix the number of Directors               For         [      ]
     who shall constitute the full
     Board of Directors at eleven.                Withheld    [      ]


2.   To elect as Directors the four               For         [      ]
     individuals listed as nominees
     in the Proxy Statement accompanying          Withheld    [      ]
     this Proxy, who, together with the
     seven Directors whose terms of office
     do not expire at this meeting, will
     constitute the full Board of Directors.


3.   To amend the Articles of Organization of     For         [      ]
     the Corporation to increase the
     authorized common stock, par value $2.50,    Withheld    [      ]
     of the Corporation from 4,000,000 to
     12,000,000 shares.


4.   Such other matters as may properly           For         [      ]
     be brought before the meeting
     and any adjournments thereof.                Withheld    [      ]


THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE PROPOSITIONS LISTED ABOVE UNLESS "WITHHELD" IS INDICATED. IF ANY OF THE INDIVIDUALS LISTED AS NOMINEES FOR DIRECTOR IN THE PROXY STATEMENT DATED MARCH 19, 1997 ACCOMPANYING NOTICE OF SAID MEETING IS UNAVAILABLE AS A CANDIDATE, OR ANY OTHER NOMINATION IS MADE OR ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE JUDGEMENT OF THE PERSONS ACTING HEREUNDER UNLESS "WITHHELD" IS INDICATED IN RESPONSE TO ITEM 4 ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT.



                                Dated:_____________________, 1997


                                _________________________________
                                    (Signature of Shareholder)

                                __________________________________
                                    (Signature of Shareholder)

                                 When  signing as attorney, executor,
                                 administrator, trustee or guardian,
                                 please give full title



                                 Number of Shares___________________